Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Mairs & Power Minnesota Municipal Bond ETF (the “Fund”)
(MINN)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated July 14, 2021 to the
Prospectus dated March 3, 2021

This supplement makes the following amendments to disclosures in the Fund’s Prospectus dated March 3, 2021:

The second paragraph under the sub-heading entitled “Principal Investment Strategies” beginning on page 9 of the Prospectus is amended and restated in its entirety as shown below:

“The Fund does not seek to replicate any index and is actively managed. The Adviser employs primarily a buy and hold strategy seeking income rather than capital returns. The Adviser conducts fundamental analysis on the issue prior to purchasing debt securities. The Adviser looks for stable credit trends and monitors credit quality over the life of the security. The Adviser may choose to sell securities for a variety of reasons, such as deteriorating credit or to secure gains, limit losses, extend or shorten duration, or redeploy assets into more promising opportunities. Although the Adviser will search for investments across a large number of Municipal Securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in Municipal Securities that finance similar types of projects. When evaluating investment opportunities, the Adviser also considers whether environmental, social, and/or corporate governance (ESG) factors are likely to have a material impact on a credit’s long-term success (though ESG considerations are not necessarily determinative with respect to any particular investment decision and the Adviser does not apply exclusionary screens).”

Please retain this Supplement with your Prospectus for future reference.